METALLIFEROUS MINERAL LEASE APPLICATION
OVER THE COUNTER
SCHOOL AND INSTITUTIONAL TRUST LANDS ADMINISTRATION

OFFICE USE ONLY
APPLICATION NO. ______

SCH ______
MH ______
NS ______
SM ______
UNIV ______
DEAF ______
IB ______
USH ______
SYDC ______
RES ______
PB ______
USU ______
OTHER ______
TOTAL ______

Checked by ______

Applicant Name: GEOPULSE EXPLORATION INC.

Address: 6565 AMERICAS PARKWAY N.E.

SUITE 200, ALBUQUERQUE, N.M., 87110
City State Zip Code

Telephone No. 619-618-2150 (CELL-BEST#) MAX FARNETI
505-563-5787 (OFFICE)

Applicant hereby applies for a mineral lease on the following described tract of land situated in SAN JUAN County, State of Utah, for the purpose of mining the following mineral(s) therefrom: METAL.

Subdivision	Section	Twn	Rng	Meridian	Acres
LOTS 1 (4.88) 2. (4.78) 3. (4.78) 4. (5.37), W½ (ALL)	SEC 16	T29S	R26E	SLB&M	339.81

Total Acres ~~339~~ 340

REQUIREMENTS AND CONDITIONS: 1) One mineral lease is limited to no more than 2,560 acres. 2) The Applicant offers a minimum rental of $500.00 per lease parcel, regardless of acreage, or $1.00 per acre, (fractional acres are rounded up to one full acre) which ever is greater; 3) Applicant does hereby deposit with this application a sum of $ 530 as advanced first years rental and $30.00 application fee to secure a lease for the above described minerals.

Upon approval the applicant must accept a minerals lease in the form currently offered by the School and Institutional Trust Lands Administration subject to the requirements of the laws of the State of Utah, including the rules of the Division of Oil, Gas and Mining and the rules governing the management of the School and Institutional Trust Lands Administration both now in effect and as may hereinafter be adopted. Failure of funds or failure to execute a lease within 30 days of receipt shall constitute a forfeiture of the first year rental and termination of the lease agreement. If the applicant is a firm, association or corporation, the date such entity became qualified to do business in the State of Utah was FEB 7, 2011.

[signature]
Applicant's Signature

By: ______
**(Attorney-in-fact) Signature

** Application filed by an attorney-in-fact in behalf of the applicant shall not be accepted unless there is sufficient evidence on file with the Trust Lands Administration that the applicant authorized the attorney-in-fact to apply for and execute the lease in his behalf.

This form cannot be used for any competitive bid sale. (See SITLA Rule R850-3-300.) For questions or information call (801) 538-5100. This form cannot be used for any Oil & Gas applications.

FORM C-5 (rev. 11-05)